Share-Based Compensation	12 Months Ended
Feb. 01, 2014
Share-Based Compensation
Share-Based Compensation

Note 8.  Share-based compensation

The Michaels Companies, Inc. Equity Incentive Plan provides for the grant of share-based awards exercisable for up to 21.0 million shares of common stock. Generally, awards vest ratably over four or five years and expire eight years from the grant date. Prior to third quarter 2011, we issued new shares of common stock to satisfy share issuance upon option exercises. During fiscal 2011, we satisfied option exercises with the issuance of new shares but also allowed such shares to be net cash settled at the request of the former employee. Consequently, in the third quarter of fiscal 2011, management determined that the pattern of purchasing immature shares modified the classification of outstanding awards to liability awards. Share-based compensation expense was $35 million for fiscal 2013, $21 million for fiscal 2012 and $41 million for fiscal 2011 which is recognized in Cost of sales and occupancy expense and Share-based compensation on the Consolidated Statements of Comprehensive Income.

The fair value of options issued prior to the third quarter of fiscal 2011 was recognized as compensation expense at their grant date fair value. When the options were modified to liability awards, the grant date fair value of the options outstanding prior to the third quarter of fiscal 2011 was the minimum expense recognized each period. For the years ended February 2, 2013, and January 28, 2012, the Company, under ASC 718's guidance on liability awards, recognized incremental share-based compensation expense using the Black-Scholes option valuation model's fair value as of the end of each reporting period. The following assumptions were used during the fiscal years 2013, 2012 and 2011 to estimate the fair value of options.

	Fiscal year
Assumptions(1)	2013	2012	2011

Risk-free interest rates(2)	0.1% - 1.4%	0.1% - 1.1%	0.1% - 1.3%
Expected dividend yield	0.0%	0.0%	0.0%
Expected volatility rates of our common stock(3)	25.5% - 32.5%	29.0% - 35.2%	30.7% - 37.8%
Expected life of options (in years)(4)	4.0 - 5.0	1.0 - 5.0	1.0 - 5.0
Fair value of equity per share(5)	$14.76 - $18.28	$16.32 - $16.99	$10.31 - $12.16

(1)  Forfeitures were estimated based on historical experience and anticipated events.

(2)  Based on constant maturity interest rates for U.S. Treasury instruments with terms consistent with the expected lives of the awards.

(3)  We considered both the historical volatility as well as implied volatilities for exchange-traded options of a peer group of companies.

(4) Expected lives were based on an analysis of historical exercise and post-vesting employment termination behavior. Since fair value was remeasured at the end of the year in fiscal 2011 and fiscal 2012, and at the end of the third quarter in fiscal 2013, the expected life was adjusted based on the remaining life of the options.

(5)  The Company's fiscal 2013, 2012 and 2011 common stock valuations relied on projections of our future performance, estimates of our weighted average cost of capital, and metrics based on the performance of a peer group of similar companies, including valuation multiples and stock price volatility.

As of February 1, 2014, there were 11.8 million stock option awards outstanding. In addition, as of February 1, 2014, there were 826,129.0 shares of restricted stock outstanding, of which 47,657.1 are vested. Under The Michaels Companies, Inc. Equity Incentive Plan, there are 3.1 million shares of common stock remaining available for grant. The table below sets forth a summary of stock option activity for the year ended February 1, 2014. For fiscal 2013, options outstanding at the end of the fiscal third quarter were revalued under liability accounting, while options granted during the fourth fiscal quarter of 2013, are fair-valued on the date of grant.

	Number of shares	Weighted- average exercise price	Weighted- average remaining contractual term (in years)	Aggregate intrinsic value

	(in millions)	(in millions)
Outstanding at February 2, 2013	13.4	$10.75
Granted	3.3	13.96
Exercised	(4.0)	9.20
Cancelled/Forfeited	(0.9)	10.07

Outstanding at February 1, 2014	11.8	$9.37	4.6	$78

Vested and Exercisable at February 1, 2014	6.3	$7.66	3.4	$55

The total fair value of options that vested during fiscal 2013, fiscal 2012 and fiscal 2011 was $17 million, $30 million and $25 million, respectively. The intrinsic value for options that vested during 2013, fiscal 2012 and fiscal 2011 was $25 million, $22 million and $17 million, respectively. The intrinsic value for options exercised was $27 million in fiscal 2013, $5 million in fiscal 2012 and less than $1 million in fiscal 2011. As of the beginning of fiscal 2013, there were 4.7 million nonvested options with a weighted average fair value of $8.14 per share. As of the end of fiscal 2013, there were 5.2 million nonvested options with a weighted average fair value of $6.04 per share. The weighted-average fair value of options granted during fiscal 2013 was $4.68. During fiscal 2013, there were 3.5 million options that vested and 0.9 million options that were cancelled with a weighted-average fair value of $4.91 and $6.56 per share, respectively.

As of February 1, 2014, compensation cost not yet recognized related to nonvested awards totaled $24 million and is expected to be recognized over a weighted average period of 2.9 years. Share-based liabilities paid in fiscal 2012 were $3 million and in fiscal 2013 were $19 million. To the extent the actual forfeiture rate is different from what we have anticipated, share-based compensation related to these awards will be different from our expectations.